COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

20.  COMMITMENTS AND CONTINGENCIES

(a)

The Trust is subject to various legal proceedings and claims that arise in the ordinary course of business. Management and legal counsel evaluate all claims which are generally covered by Granite's insurance policies.  Any liability from remaining claims is not probable to occur and would not have a material adverse effect on the combined financial statements. However, actual outcomes may differ from management's expectations.

(b)

At December 31, 2018, the Trust’s contractual commitments related to construction and development projects, the purchase of a property in the United States and the leasehold interest in two properties in Canada (note 3) amounted to approximately $457.0 million.

(c)	At December 31, 2018, the Trust had commitments on non‑cancellable operating leases requiring future minimum annual rental payments as follows:

Not later than 1 year	$461
Later than 1 year and not later than 5 years	1,123
Later than 5 years	—
$1,584

In addition, the Trust is committed to making annual payments under two ground leases for the land upon which two income‑producing properties in Europe are situated of $0.5 million and $0.1 million to the years 2049 and 2096, respectively. As at December 31, 2018, the fair value of the investment properties situated on the land under ground leases is $57.2 million.

(d)The Trust owns a property located in Canada for which the tenant has a purchase option to acquire the property from Granite at a stipulated price included in the lease agreement. To date, the tenant has not exercised such purchase option to acquire the property.